UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §40.14a-12

CONSOLIDATED WATER CO. LTD.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your **Vote** Counts!

CONSOLIDATED WATER CO. LTD.

2023 Annual General Meeting
Vote by May 22, 2023
11:59 PM ET



CONSOLIDATED WATER CO. LTD.
REGATTA OFFICE PARK
WINDWARD THREE, 4TH FLOOR, WEST BAY ROAD
GRAND CAYMAN KY1-1102
CAYMAN ISLANDS

V10694-P89770-Z84596

You invested in CONSOLIDATED WATER CO. LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 23, 2023
3:00 p.m. Cayman Islands Time (4:00 p.m. ET)

The Westin Grand Cayman Seven Mile Beach Resort & Spa
Seven Mile Beach
Grand Cayman, Cayman Islands

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.2

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. The election of eight directors to the Board of Directors. Nominees:Board Recommends01) Linda Beidler-D’Aguilar 02) Brian E. Butler 03) Carson K. Ebanks04) Clarence B. Flowers, Jr. 05) Frederick W. McTaggart 06) Wilmer F. Pergande07) Leonard J. Sokolow 08) Raymond WhittakerFor All2. An advisory vote on executive compensation. 3. An advisory vote on the frequency of holding an advisory vote on executive compensation. 4. The ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, at the remuneration to be determined by the Audit Committee of the Board of Directors. NOTE: Such other business as may properly come before the meeting.For 1 Year ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V10695-P89770-Z84596